                                                                    Exhibit 10.5


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR THE RULES AND REGULATIONS THEREUNDER.


                                    WARRANT

                             TO PURCHASE SHARES OF

                            MINDARROW SYSTEMS, INC.

                                  COMMON STOCK


NO. 364                                                            JUNE 12, 2002


      MindArrow Systems, Inc., a Delaware corporation (the "COMPANY") hereby issues to East-West Capital Associates, Inc. (the "HOLDER") this warrant (the "WARRANT") to vest immediately and to purchase shares of the Company's common stock, $0.0001 par value (the "COMMON STOCK") which Warrant shall be exercisable in increments of 1,200,000 Shares of Common Stock of the Company every six (6) months at exercise prices of $0.75, $1.00, and $1.25 per share, respectively, at any time or from time to time on or before the third anniversary of the staggered date of exercisability of each Warrant (or any earlier date specified by the Company in a written notice given by the Company to the Holder). Notwithstanding the foregoing, the 1,200,000 warrants exercisable at $.75 per share shall only become exercisable if and when the Common Stock trades for 20 consecutive Trading Days above an average Closing Price of $1.50 per share. Capitalized terms used in this paragraph and not defined herein are defined in
Section 7.6.

      This Warrant is subject to the following terms and conditions:

      1. Exercise. The rights represented by this Warrant may be exercised, at any time or from time to time in whole or in part, by (a) the surrender of this Warrant, along with the purchase form attached as Exhibit A-1 (the "PURCHASE FORM"), properly executed, at the address of the Company set forth in
Section 7.2 (or such other address as the Company may designate by notice in writing to the Holder at its address set forth in Section 7.2) and (b) the payment to the Company of the exercise price by check, payable to the order of the Company, for the number of shares specified in the Purchase Form, together with any applicable stock transfer taxes. A certificate representing the shares so purchased and, in the event of an exercise of fewer than all the rights represented by this Warrant, a new warrant in the form of this Warrant shall be issued in the name of the Holder or its designee(s) and representing a new warrant to purchase a number of shares equal to the number of shares as to which this Warrant was theretofore exercisable less the number of shares as to which this Warrant shall theretofore have been exercised, shall be delivered to the Holder or such designee(s) as promptly as practicable, but in no event later than three business days, after this Warrant shall have been so exercised.

      2. Adjustment of the Number of Shares. If the Company shall (a) pay a dividend in Common Stock or make a distribution in Common Stock, (b) subdivide its outstanding Common Stock, (c) combine its outstanding Common Stock into a smaller number of shares of Common Stock, (d) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, or (e) issue by reclassification of its Common Stock, spin-off, split-up, recapitalization, merger, consolidation or any similar corporate event or arrangement other securities of the Company, the kind and number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted immediately prior to the exercise of this Warrant so that the Holder shall be entitled to receive the kind and number of shares or other securities of the Company to which the Holder would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or the record date with respect to such event.

      3. Reservation of Shares. From and after the date of this Warrant, the Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant a number of its authorized but unissued shares of Common Stock sufficient to permit the exercise in full of this Warrant.

      4. Transfer. Subject to applicable law, this Warrant may be transferred at any time, in whole or in part, to any entity, entities, person or persons. Any transfer shall be effected by the surrender of this Warrant, along with the form of assignment attached as Exhibit A-2, properly executed, at the address of the Company set forth in Section 7.2 (or such other address as the Company may designate by notice in writing to the Holder at its address set forth in Section 7.2). Thereupon, the Company shall issue in the name or names specified by the Holder a new warrant or warrants of like tenor and representing a warrant or warrants to purchase in the aggregate a number of shares equal to the number of shares to which this Warrant was theretofore exercisable less the number of shares as to which this Warrant shall theretofore have been exercised.

      5. Payment of Taxes. The Company shall cause all shares of Common Stock issued upon the exercise of this Warrant to be validly issued, fully paid and nonassessable and not subject to preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of the shares of Common Stock upon exercise of this Warrant, unless such tax or charge is imposed by law upon the Holder.

      6. Registration Rights. This Warrant has the benefit of the registration rights provided by the Company pursuant to the Registration Rights Agreement dated as of the date hereof.

      7.    Miscellaneous.

            7.1 Securities Act Restrictions. The Holder acknowledges that this Warrant may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933 (the "SECURITIES ACT") or an applicable exemption from the registration requirements of the Securities Act and, accordingly, this Warrant and all certificates representing the Common

Stock and any other securities issuable upon the exercise of this Warrant shall bear a legend in the form set forth on the top of page one of this Warrant.

            7.2 Notices. All notices and other communications under this agreement shall be in writing and may be given by any of the following methods:
(a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this Section 7.2):

                  if to the Holder, to it at:

                        East-West Capital Associates, Inc.
                        10900 Wilshire Boulevard, Suite 950
                        Los Angeles, California 90024
                        Attention: Merv Adelson
                        Fax: (310) 209-6160

                  with a copy to:

                        Buchalter, Nemer, Fields & Younger
                        601 South Figueroa Street, Suite 2400
                        Los Angeles, California 90017
                        Attention:  Stuart D. Buchalter
                        Fax: (213) 896-0400

                  if to the Company, to it at:

                        MindArrow Systems, Inc.
                        2120 Main Street, Suite 200
                        Huntington Beach, CA 92648
                        Attention: Robert Webber, CEO
                        Fax: (714) 536-6280

All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or (c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

            7.3 Amendment. This Warrant may be modified or amended or the provisions of this Warrant may be waived only with the written consent of the Company and the Holder.

            7.4 Mutilated or Missing Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the company shall, as soon as practicable upon receiving notice of such event, issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new warrant of like tenor and representing a warrant to purchase in the aggregate a number of shares equal to the number of shares to which this Warrant was previously exercisable, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity, if requested, also reasonably satisfactory to it or, in the case of any such mutilation, upon surrender and cessation of such Warrant. Applicants for such substitute Warrant shall also comply with such other reasonable requests and pay such other reasonable charges as the Company may prescribe.

            7.5 Governing Law. This Warrant shall be governed by the law of the State of Delaware, without regard to the provisions thereof relating to conflicts of laws.

            7.6 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

      "BUSINESS DAY" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded as reported by NTMS (as defined below) is open for trading.

      "CLOSING PRICE" shall mean for the Common Stock as of any date, the closing bid price of such security on the principal United States securities exchange or trading market on which such security is listed or traded as reported by the Research Service of Nasdaq Trading and Market Services (or a comparable reporting service of national reputation selected by the Holder and reasonably acceptable to the Company if the Research Service of Nasdaq Trading and Market Services is not then reporting closing bid prices of such security) (collectively, "NTMS"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by NTMS, or, if no sale price is reported for such security by NTMS, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.), in each case for such date or, if such date was not a Trading Day (as defined below) for such security, on the next preceding day which was a Trading Day. If the Closing Price cannot be calculated for a share of Common Stock as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of such appraisal to be borne by the Company.

      "TRADING DAY" shall mean a Business Day on which at least 10,000 shares of Common Stock are traded on the principal United States securities exchange or trading market on which such security is listed or traded as reported by NTMS.

IN WITNESS WHEREOF, the Company has executed this Warrant as of ______________, 2002.

                                       MINDARROW SYSTEMS, INC.



                                       By: _____________________________________
                                             Robert Webber,
                                             CEO
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                                  EXHIBIT A-1

                                 PURCHASE FORM

                 [To be executed only upon exercise of warrant]


      The undersigned registered owner of this warrant irrevocably exercises this warrant for the purchase of ________________ shares of Common Stock of MindArrow Systems, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this warrant and requests that certificates for the shares of Common Stock hereby purchased be issued in the name of and delivered to _________________________________ whose address is ________________________________________________________ and, if such shares of
Common Stock shall not include all of the shares of Common Stock issuable as provided in this warrant, that a new warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Dated: _________________________

                                     ___________________________________________
                                     (Name of Registered Owner)


                                     ___________________________________________
                                     (Signature of Registered Owner)


                                     ___________________________________________
                                     (Street Address)


                                     ___________________________________________
                                     (City)          (State)     (Zip Code)
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                                  EXHIBIT A-2

                                ASSIGNMENT FORM


      FOR VALUE RECEIVED, the undersigned registered owner of this warrant hereby sells, assigns and transfers to the assignee named below all of the rights of the undersigned under this warrant with respect to the number of shares of Common Stock set forth below:

                                                       No. of shares
Name and Address of Assignee                           Common Stock
____________________________                           _____________




and does hereby irrevocably constitute and appoint ____________________________ attorney-in-fact to register such transfer on the books of MindArrow Systems, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated: __________________          Print Name:__________________________________

                                   Signature:___________________________________

                                   Witness:_____________________________________